BancAnalysts Association of Boston
BancAnalysts Association of Boston
25   Annual Bank Conference
25   Annual Bank Conference
November 3, 2006
Kevin Kabat
President
Chris Marshall
Chief Financial Officer
Exhibit 99.1
th

2 BAAB Conference – Friday, November 3, 2006 Agenda Historical performance Focus: leveraging our model Focus: deposit gathering Focus: credit Focus: balance sheet Summary

BAAB Conference – Friday, November 3, 2006
1990 2006 CAGR
Assets $8 billion $106 billion 18%
Net income $120 million $1.5 billion* 18%
Earnings per share $0.41 $2.69* 13%
Market cap $1.3 billion $22 billion
#
20%
Branches 214 1,145 11%
ATMs 262     2,114 14%
Rank, U.S. # 50 - 60 # 11
* YTD 9/30/2006  annualized; diluted earnings per share as originally reported (split-adjusted).
# as of 10/27/06.
Historical context: extraordinary growth

BAAB Conference – Friday, November 3, 2006
2002
Stock price $68.95
Market cap $40B
ROE 18.4%
Efficiency ratio 47.5%
NIM 3.96%
2006
Stock price $39.53*
Market cap $22B*
ROE 15.5%
Efficiency ratio 55.2%
NIM 3.03%
Recent performance: challenging
* as of 10/27/06.

BAAB Conference – Friday, November 3, 2006
(CAGR: 3Q06* vs. 3Q02: per share)
Source: SNL Financial; date shown per share to adjust for effect of acquisitions.
* Comparisons as of 3Q06 except for core deposits, cards, which use regulatory data as of 2Q06.
#
Median of top 20 banks (excluding trust banks, C, JPM); median revenue growth of six processing companies (FDC, ADS, FISV, GPN, TSS,
FIS); FTPS adjusted for 2Q04 sale of certain merchant processing contracts.
^ Median of large Midwest peers (NCC, PNC, HBAN, MI, KEY, CMA, USB).
Focus: leveraging our model
16.2% 15.4% 15.1% ROE
57.3% 57.1% 55.5% Efficiency ratio
5% 3% 16% Credit card loan growth
N/A 17% 18% Processing fee growth
6% 7% 8% Core deposit growth
7% 10% 14% Loan growth
Midwest
Peers
^
Peer
Group
#
Fifth
Third

BAAB Conference – Friday, November 3, 2006
Focus: leveraging our model
Better delivery to the
customer
Entrepreneurial culture
Attract better employee talent
Collaboration across lines of
business
Development and sharing of
best practices
Differentiation that creates
competitive advantage in the marketplace
Local management and full
line-of-business and staff
accountability
Local board of directors
Local decision-making
Cohesive geography
Common platform

BAAB Conference – Friday, November 3, 2006
Focus: leveraging our model
Credit
Cards
Deposits
Private client
Merchant
acquisition
Financial
institutions
Institutional
products
Credit
Bundled
Payments
Products
Business
Banking
Banking
Fifth Third
Bank
Investments Processing

Fifth Third Bank

USB
STI
CMA
FITB
RF
KEY
BBT
HBAN
NCC
MI

BAAB Conference – Friday, November 3, 2006
Deposit rates by product typically above peers…
1.10
1.87
1.92
2.26
2.49
0.00
1.00
2.00
3.00
4.00
5.00
6.00
USB STI BBT RF FITB
Source: Company reports (if disclosed).
2.56
2.80
2.89
2.92
3.05
3.07
3.47
4.30
0.00
1.00
2.00
3.00
4.00
5.00
6.00
RF STI NCC HBAN KEY CMA MI FITB
0.19
0.40 0.41
0.64
0.87
1.71
1.75
2.60
3.08
0.00
1.00
2.00
3.00
4.00
5.00
6.00
KEY USB RF NCC CMA STI HBAN BBT FITB
3.93
4.11
4.17
4.24 4.24
4.29
4.32
4.40
4.43
4.55
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Q306 IBT rates
Q306 MMDA rates
Q306 savings rates
Q306 consumer CD rates

BAAB Conference – Friday, November 3, 2006
…but in line overall given low-cost emphasis
Source: Company reports (if disclosed).
2.06
2.70
3.20
3.27
3.30 3.31 3.31
3.43
3.45
3.90
3.04
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Q306 interest-bearing core deposit rates

CBH
BBT
FITB
KEY
WB
C
WFC
NCC
STI
PNC
JPM
RF
WM
CMA
BAC
USB
UB

-

-

BAAB Conference – Friday, November 3, 2006
15.4%
10.1%
7.5%
7.4%
6.2%
5.8%
5.5%
5.4%
4.9%
4.3%
2.9%
2.3%
0.6%
-0.7%
-1.4%
-2.0%
-5.2%
Focus: deposit gathering
June 2005 to June 2006 (FDIC data)
Additionally:
20 of 21* Fifth Third affiliate banks grew deposits (all 21 excluding >$1B branches)
17 of 21 affiliates grew deposit market share (18 of 21 excluding >$1B branches)
Source: SNL Financial; FBR report, October 25, 2006.
* 19 affiliates plus Pittsburgh and St. Louis.
#3 overall among large cap banks

1996Y
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Q3

1996Y
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Q3

BAAB Conference – Friday, November 3, 2006
Focus: credit
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
Median Fifth Third Bancorp
Gross
C/Os
Net
C/Os
Gross and net charge-
offs have historically
fallen within a relatively
stable band
Credit underwriting
standards do not
oscillate significantly
from cycle to cycle –
“we stick with our
customers”
Midwest economy
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
Median Fifth Third Bancorp

Fifth Third Bank

Avg. Securities ($ Billions)
Yield Spread Securities to Funding (bps)

Δ Δ Δ

BAAB Conference – Friday, November 3, 2006
Margin pressure primarily related to fixed rate securities
funded with floating rate liabilities
Average Securities and Spread
* Interest bearing liabilities excluding core deposits.
Focus: balance sheet
in rates in NII              in EPS*
+200 bps - 1.76% - 5-6 ¢
+100 bps - 0.81% - 2-3 ¢
- 100 bps +1.39% +4-5 ¢
- 200 bps +2.46% +8-9 ¢
Interest rate sensitivity
Source: 3Q06 10-Q. Parallel shocks phased in over 12 mo. policy period.
* Change in NII from 10-Q, using 3Q06 NII annualized, 35% tax rate, and
3Q06 average fully diluted shares. Not a projection.
• # Estimates including effects of expected deposit betas and maturation of loans and deposits.
Sensitivity primarily to moves in
short end of curve
Liability sensitivity has been
reduced in recent quarters
through securities portfolio runoff
Approximately 40-45% of assets,
50-55% of funding variable rate
#
0
5
10

2002 2003 2004 2005 3Q06
0

Avg. Securities   Yield   Wholesale borrowings*

BAAB Conference – Friday, November 3, 2006
Balance sheet
rationalization
Mortgage/home equity
De novos
Credit cards
Open issues and decisions
Broaden product mix
Review risk-based pricing on high LTV
home equity loans (e.g., high LTVs)
How many; where
Portfolio unrepresentative of market
position — strategic plan for growth
Resize bond portfolio as appropriate
—
More likely 10-20% of earning assets
vs. 22% currently
Optimize capital structure
Implement securitization capability

BAAB Conference – Friday, November 3, 2006
Fifth Third: building a better future
Achieving the proper balance between growth and
profitability
Capitalizing on our strengths and developing plans
to address areas of weakness
Communicating clearly with our investors
Delivering on our promises and returning to above-
par performance and shareholder returns

BAAB Conference – Friday, November 3, 2006
Cautionary statement
This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the
Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as "believes," "expects," "anticipates," "plans," "trend," "objective," "continue," "remain" or similar expressions or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third's and/or the acquired entity's filings with the
Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Fifth Third.
The financial information for affiliate operating segments in this presentation is reported on the basis used internally by the Bancorp’s management to evaluate performance and allocate resources. Allocations have been consistently applied for all periods presented. The performance measurement of the operating segments is based on the management structure of the Bancorp and is not necessarily comparable with similar information for any other financial institution. The information presented is also not necessarily indicative of the segments’ financial condition and results of operations if they were independent entities.